As filed with the Securities and Exchange Commission on December 2, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23055

USCA All Terrain Fund
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(Name and address of agent for service)

(713) 366 - 0500
(Registrant’s telephone number, including area code)

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Semi-Annual Report

For the Period ended
September 30, 2015

USCA All Terrain Fund

USCA All Terrain Fund
Shareholder Letter
September 30, 2015

Dear Shareholder:

September 30th marked the end of the first quarter of operations for the USCA All Terrain Fund (All Terrain). We launched All Terrain with a modest goal: to achieve a reasonable rate of return over the long-term while taking less risk than the stock market by diversifying broadly among non-correlating asset classes and investment strategies.

What is a reasonable rate of return?  While we cannot predict the future and do not claim to have a crystal ball, we can take some cues from the market.  As it relates to fixed income, 5-year Treasuries stood at a yield of 1.37% at the end of September and high-grade corporate bonds typically yield a bit more to reflect their higher risk.  If the Fed raises rates, as they are expected, returns would be further challenged.  Stocks (as measured by the MSCI World Index), since bottoming in February of 2009, have done quite well, returning just under 12% per year.  Unfortunately, that has brought them to a level of valuation that we believe will likely result in lower returns over the next several years. While, again, no one can predict future returns with anything close to certainty, we think the most likely scenario is for annual returns to trend lower, noting that the 20-year annualized rate of return for the MSCI World Index is slightly higher than 4%.

We launched All Terrain with the belief that we could do better on a risk-adjusted basis than what the traditional fixed income and equity markets have to offer by diversifying into asset classes and strategies that include those with the potential to deliver positive returns even as stocks are declining and/or interest rates are rising. We conduct thorough and rigorous due diligence to select managers who have demonstrated superior results over meaningful periods.  We believe that we can add value by allocating to investment professionals with the experience and discipline likely to be necessary to navigate the markets in what we think could be a challenging environment going forward.

So how did we do in our first quarter of operation?  Keeping in mind that judging any investment on three months of performance is akin to handicapping a marathon after the first 10 yards, we’ve done okay but not great.  On an absolute basis, much of that is due to the inauspiciousness of our timing, as we began just in time for global equities (measured by the MSCI World Index) to decline by 8.8% for the third quarter.  As indicated below, for the quarter, All Terrain declined by 6.6%.  Capturing 75% of the downside of the global equity markets is disappointing; however, we do not believe this is indicative of future performance.
	Jul	Aug	Sep	YTD
All Terraini	-0.9%	-2.9%	-3.0%	-6.6%
Global Equities	1.7%	-6.8%	-3.9%	-8.9%
Global Bonds	0.2%	0.1%	0.5%	0.9%
60/40 Blend	1.1%	-4.0%	-2.1%	-5.0%

During the quarter, All Terrain was allocated broadly across the asset classes and investment strategies set forth below:

	Average Allocation	Attribution (Gross of Fees)	Return on Invested Capital
Cash	7%	0.0%	0.0%
Long Fixed Income	3%	0.0%	-0.9%
Long/Short Fixed Income	7%	-0.3%	-4.4%
Long Equity - Domestic	17%	-1.6%	-9.1%
Long Equity - International	6%	-0.8%	-13.6%
Long Equity - Global	5%	-0.3%	-6.9%
Long Equity - MLP	1%	-0.4%	-28.1%
Long/Short Equity	18%	-2.0%	-11.1%
Event Driven	3%	-0.2%	-5.2%
Global Macro	5%	-0.1%	-1.4%
Managed Futures	2%	0.0%	-0.5%
Multi-Strategy	26%	-0.6%	-2.2%
	100%	-6.4%

We maintain an immaterial allocation to traditional fixed income given our views discussed above, opting instead to look to our multi-strategy allocation to provide higher returns with a similar risk profile over the long term.  Additionally, we believe equity market investing will present both long and short opportunities in a market that will be more volatile than the previous five years, and have positioned the fund with long/short equity managers to capitalize on this.

The primary reason for the Fund’s underperformance in the quarter was, in fact, our allocation to long/short equity strategies, which as a group (as measured by the HFRI Equity Hedge Index) did not fare well.  We believe the poor quarterly showing was largely due to value equity strategies in general particularly struggling during this period.  Our long/short managers performed even worse than their benchmark; however, given their impressive long-term track records, poor performance over a short period is less concerning to us. Also, one of our multi-strategy managers materially underperformed its benchmark.  Collectively, the underperformance cost the portfolio almost 2% in additional return versus the representative indices for the quarter.  The Fund’s other investment strategies yielded negative results for the quarter (markets were down across the board), but their performance was more in keeping with our expectations, with one manager actually producing positive results for the quarter.

Looking forward, we are confident in our positioning and will strive to capture a reasonable percentage of the long-term upside of equities while endeavoring to mitigate the risk of capital impairment on the downside.

In summary, we believe that the market may be in for a bumpy ride over the next few years.  Through broad diversification and a focus on experienced managers with strong risk controls, we hope to be able to cushion the ride for you a bit.

As always, we are available to discuss All Terrain with you directly if you have any questions.

We look forward to a long and mutually rewarding partnership with you as, together, we navigate what may prove to be an especially challenging investment terrain in the years to come.

Sincerely,

David Harris

i As of September 30, 2015.  Performance shown is net of fund fees and expenses, and reflects the reinvestment of dividends and other investment income.  Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be higher or lower than the performance quoted.  Please note that the fund commenced operations on July 1, 2015.  Global Equities is measured by the MSCI World Index and Global Bonds is measured by the BarCap - Global Aggregate Index.  Sources: USCA Asset Management LLC and the Portfolio Investments, Bloomberg and Fundspire.

MSCI World Index.  The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries*. With 1,643 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

BarCap Global Aggregate Index.  The Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990.

60/40 Blend.  The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the BarCap Global Aggregate Index rebalanced monthly.

Rate of Return (ROR).  The compound geometric average return that assumes the same rate of return every period to arrive at the equivalent compound growth rate reflected in the actual return data.

USCA All Terrain Fund
Investment Strategy Allocation
September 30, 2015 (Unaudited)
(expressed as a percentage of long-term fair value)

USCA All Terrain Fund
Schedule of Investments
September 30, 2015 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 6.08%a

Aerospace and Defense - 0.23%a
The Boeing Company	300	$39,285
BWX Technologies, Inc.b	450	11,862
Esterline Technologies Corp.	220	15,816
Rockwell Collins Inc.c	290	23,734
		90,697
Chemical Companies - 0.18%a
Albemarle Corporationc	380	16,758
The Chemours Company	2,700	17,469
LyondellBasell Industries N.V.	300	25,008
W.R. Grace & Co.	120	11,166
		70,401

Consumer Product and Distribution Companies - 0.77%a
The Clorox Company	110	12,708
Genuine Parts Company	290	24,038
Hasbro Inc.	400	28,856
Kohl’s Corp.	460	21,303
Mattel, Inc.	1,270	26,746
Molson Coors Brewing Company	200	16,604
Pepsico, Inc.	400	37,720
The Procter & Gamble Companyb	500	35,970
Staples, Inc.	840	9,853
Sysco Corporation	590	22,992
Target Corp.	400	31,464
Wal-Mart Stores Inc.	500	32,420
		300,674

Energy and Utility Companies - 0.62%a
BP p.l.c. ADR	1,100	33,616
Cameco Corporation	870	10,588
Chevron Corporation	100	7,888
Entergy Corporation	190	12,369
Exelon Corporation	400	11,880
Exxon Mobil Corporation	300	22,305
National Fuel Gas Company	440	21,991
National Oilwell Varco, Inc.	400	15,060
NiSource Inc.	730	13,542
Occidental Petroleum Corporation	700	46,305
Phillips 66	400	30,736
Xcel Energy Inc.	360	12,748
		239,028

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2015 (Unaudited)

	Shares	Fair Value
Environmental Services - 0.10%a
Republic Services, Inc.c	900	$37,080

Financial Services - 1.34%a
BB&T Corporation	1,100	39,160
BOK Financial Corporation	200	12,942
The Chubb Corporationb	400	49,060
Endurance Specialty Holdings Ltd.	380	23,191
Fidelity National Financial, Inc.	300	10,641
First American Financial Corporation	770	30,084
The Hartford Financial Services Group, Inc.	390	17,854
Invesco Ltd.	1,900	59,337
Janus Capital Group, Inc.	1,230	16,728
JPMorgan Chase & Co.	400	24,388
M&T Bank Corporation	550	67,072
MetLife, Inc.	1,000	47,150
New York Community Bancorp Inc.	1,370	24,742
Old Republic International Corporation	1,550	24,242
SunTrust Banks, Inc.	610	23,326
Symetra Financial Corporation	500	15,820
Synchrony Financialb	370	11,581
Wells Fargo & Company	500	25,675
		522,993

Health Care and Related Companies - 0.75%a
AbbVie Inc.	500	27,205
Baxalta Incorporated	500	15,755
Baxter International Inc.	500	16,425
Becton, Dickinson and Company	200	26,532
Boston Scientific Corporation	1,070	17,559
Cardinal Health, Inc.b,c	200	15,364
Eli Lilly and Companyc	600	50,214
Haemonetics Corporationb	490	15,837
Johnson & Johnson	100	9,335
McKesson Corporation	180	33,305
Quest Diagnostics Inc.	270	16,597
St. Jude Medical Inc.c	420	26,498
Zimmer Biomet Holdings, Inc.	230	21,604
		292,230

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2015 (Unaudited)

	Shares	Fair Value
Logistics and Transportation - 0.03%a
Expeditors International of Washington Inc.c	240	$11,292

Manufacturing Companies - 0.24%a
Eaton Corporation	600	30,780
Fastenal Company	460	16,841
Stanley Black & Decker, Inc.	200	19,396
Ford Motor Company	2,000	27,140
		94,157
Media, Communications and Entertainment - 0.40%a
Cinemark Holdings, Inc.b	510	16,570
Discovery Communications, Inc.	700	17,003
Liberty Broadband Corporation	260	13,304
Liberty Media Corporation	650	22,399
Omnicom Group Inc.	360	23,724
Regal Entertainment Group	1,290	24,110
Verizon Communications Inc.c	900	39,159
		156,269

Metals Technology and Mining - 0.11%a
Alcoa Inc.	1,900	18,354
Goldcorp Inc.	900	11,268
Worthington Industries, Inc.	470	12,446
		42,068

Paper Products - 0.08%a
Avery Dennison Corporation	310	17,537
Sonoco Products Co.	310	11,699
		29,236

Real Estate Investment Trusts - 0.24%a
Corrections Corporation of America	570	16,838
HCP, Inc.	640	23,840
Sun Communities Inc.	370	25,071
Welltower Inc.	280	18,962
Weyerhaeuser Co.	300	8,202
		92,913

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2015 (Unaudited)

	Shares	Fair Value
Technology Companies and Services - 0.99%a
Amdocs Limited	420	$23,890
Analog Devices, Inc.	320	18,051
Applied Materials, Inc.	750	11,017
Broadridge Financial Solutions, Inc.	570	31,549
Check Point Software Technologies LTD.c	150	11,900
Cisco Systems, Inc.	1,700	44,625
Harris Corporation	200	14,630
IBMc	100	14,497
Leidos Holdings, Inc.	290	11,980
Microsoft Corporation	1,000	44,260
QUALCOMM Incorporated	400	21,492
Schlumberger N.V.	200	13,794
STMicroelectronics N.V. ADR	1,800	12,276
TE Connectivity Ltd.	600	35,934
U.S. Bancorp	1,000	41,010
VeriFone Systems, Inc.	380	10,537
The Western Union Company	1,310	24,052
		385,494

TOTAL COMMON STOCK (Cost $2,539,741)		2,364,532

INVESTMENTS IN INVESTMENT COMPANIES - 20.71%a
Long Equity - Domestic - 8.18%
Bridgeway Ultra Small Company Fund	17,514	449,939
Gabelli Small Cap Growth Fund	20,905	965,608
LKCM Equity Fund	57,923	1,201,314
Nationwide Geneva Mid Cap Growth Fund	20,565	567,604
		3,184,465
Long Equity - Global - 4.23%
First Eagle Global Fund	32,913	1,646,295

Long Equity - International - 6.12%
AllianzGI NFJ International Value Fund	40,309	719,108
Brandes International Equity Fund	111,448	1,662,807
		2,381,915
Long Fixed Income - 2.18%
PIMCO Total Return Fund	81,165	849,799

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $8,789,039)		8,062,474

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2015 (Unaudited)

			Next Available		Redemption
			Redemption	Frequency of	Notification
	Cost	Fair Value	Dated	Redemptions	Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES - 65.06%a

Event Driven - 5.04%a
Perry Partners L.P. - Class C	$2,052,000	1,963,265	3/31/2016	Quarterly	100

Global Macro - 5.32%a
Brevan Howard L.P. - Series B	2,095,000	2,069,246	12/31/2015	Monthly	90

Long Equity - MLP - 0.98%a
Salient MLP Total Return Fund, L.P.	520,000	383,250	10/9/2015	Weekly	3

Long/Short Equity - 17.40%a
Corsair Capital Partners, L.P. - Class A	1,658,000	1,524,472	6/30/2016	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	2,705,000	2,511,189	6/30/2016	Annually	105
Hirzel Capital Fund LP	1,717,000	1,538,868	6/30/2016	Quarterly	45
Omega Capital Investors, L.P. - Series 2	1,397,000	1,198,528	12/31/2015	Quarterly	45
		6,773,057
Long/Short Fixed Income - 6.46%a
BlackGold Opportunity Fund II LP	520,000	472,962	6/30/2016	Quarterly	45
York Global Credit Income Fund, L.P. - Class A	2,093,000	2,039,932	12/31/2015	Quarterly	90
		2,512,894
Managed Futures - 3.22%a
Winton Diversified Strategy Fund (US) L.P.	1,246,000	1,252,535	9/30/2018	Quarterly	60

Multi-Strategy - 26.64%a
Blue Mountain Credit Alternatives Fund L.P. - Class S	2,370,000	2,350,710	6/30/2016	Quarterly	90
Double Black Diamond, L.P. - Series D	4,035,000	3,980,016	6/30/2016	Quarterly	60
OZ Domestic Partners II, L.P. - Trauch E	2,795,000	2,611,937	12/31/2015	Quarterly	30
Visium Global Fund, LP - Series III	1,399,000	1,423,973	12/31/2015	Quarterly	45
		10,366,636

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES (Cost $26,602,000)		25,320,883

SHORT TERM INVESTMENT - 10.84%a
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02%e	4,220,004	4,220,004
TOTAL SHORT TERM INVESTMENTS (Cost $4,220,004)		4,220,004

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2015 (Unaudited)

Fair Value
Total Investments (Cost $42,150,784) - 102.69%a	39,967,893
Liabilities in Excess of Other Assets - (2.69%)a	(1,046,610)
TOTAL NET ASSETS - 100.00%a	$38,921,283

Footnotes
ADR - American Depository Receipt.
a	Percentages are stated as a percent of net assets.
b	Foreign issued security.
c	Non-income producing security.
d
Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2015 that redemption from all or a portion of a tranche is available without fees (redemptions may be available sooner with the inccurence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

e	Rate reported is the 7-day current yield as of September 30, 2015.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
September 30, 2015 (Unaudited)

Assets
Investments, at fair value (cost $42,150,784)	$39,967,893
Dividends receivable	3,421
Receivable for investments sold	1,357,521
Prepaid expenses	1,405
Total Assets	$41,330,240

Liabilities
Investment advisory fee payable, net (Note 4)	29,675
Sub-advisory fee payable (Note 4)	3,059
Payable for investments purchased	10,092
Capital subscriptions received in advance	2,260,000
Trustees fee payable (Note 5)	5,000
Organizational costs	25,000
Accrued expenses and other liabilities	76,131
Total Liabilities	2,408,957

Net Assets	$38,921,283

Net Assets Consist of:
Paid in capital	$41,324,100
Accumulated net investment loss	(104,693)
Accumulated net realized losses	(115,233)
Net unrealized depreciation on investments	(2,182,891)
Net Assets	$38,921,283
41,685 shares of beneficial interests outstanding
Net Asset Value per Share	$933.69

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Period From July 1, 2015(1) to September 30, 2015 (Unaudited)

Investment Income
Dividend income (Net of foreign taxes withheld of $69)	$43,512
Interest income	96
Total Investment Income	43,608

Expenses
Investment advisory fees (Note 4)	$61,719
Organizational costs	25,000
Portfolio accounting and administration fees (Note 4)	22,965
Tax expense	12,500
Transfer agent fees and expenses	12,400
Audit and tax return	11,667
Legal fees	10,000
Registration fees	8,125
Directors’ fees	5,000
Subadvisory fees (Note 4)	4,289
Custody fees	3,375
Insurance expense	3,225
Other expenses	80
Total Expenses before waiver	180,345
Waivers by Adviser (Note 4)	(32,044)
Net Expenses	148,301
Net Investment Loss	(104,693)
Realized and Unrealized Gain on Investments
Net realized loss on sale of investments	$(115,233)
Net change in unrealized depreciation on investments	(2,182,891)
Net Loss from Investments	(2,298,124)
Net Decrease in Net Assets Resulting from Operations	$(2,402,817)

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Changes in Net Assets
Period From July 1, 2015(1) to September 30, 2015
(Unaudited)

Change in Net Assets Resulting from Operations
Net investment loss	$(104,693)
Net realized loss	(115,233)
Net change in unrealized depreciation on investments	(2,182,891)
Net Decrease in Net Assets Resulting from Operations	(2,402,817)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	41,324,100
Net Increase in Net Assets Resulting from Capital Transactions	41,324,100

Net Increase in Net Assets	$38,921,283
Net Assets, Beginning of Period	$—
Net Assets, End of Period	$38,921,283
Accumulated Net Investment Loss	$(104,693)

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Cash Flows
For the Period From July 1, 2015(1) to September 30, 2015 (Unaudited)

Cash Flows from Operating Activities
Investment income received	$40,187
Purchases of investment securities	(39,490,216)
Sales of investment securities	96,774
Purchases of short term investments, net	(4,220,004)
Expenses paid	(10,841)
Net Cash Used in Operating Activities	(43,584,100)

Cash Flows from Financing Activities
Proceeds from subscriptions	41,324,100
Proceeds from advance subscriptions	2,260,000
Net Provided by Financing Activities	43,584,100

Net Decrease in Cash	—
Cash - Beginning of Period	—
Cash - End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(2,402,817)
Net realized loss on investments	115,233
Net change in unrealized depreciation on investments	2,182,891
Net increase in receivable for investments sold	(1,357,521)
Net increase in dividends receivable	(3,421)
Net increase in prepaid expenses	(1,405)
Net increase in investment advisory payable	29,675
Net increase in investment advisory fees payable	3,059
Net increase in payable for investments purchased	10,092
Net increase in directors fees payable	5,000
Net increase in organizational costs	25,000
Net increase in accrued expenses and other liabilities	76,131
Purchases of investment securities	(38,132,695)
Sales of investment securities	96,774
Purchases of short term investments, net	(4,230,096)
Net Cash Used in Operating Activities	$(43,584,100)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Financial Highlights
	Period from July 1, 2015(1) to September 31, 2015

Per Share Operating Performance
Beginning net asset value	$1,000.00

Income (Loss) From Investment Operations
Net investment loss (2)	(3.06)
Net loss from investments	(63.25)

Total from Investment Operations	(66.31)

Ending Net Asset Value	$933.69

Total return	-6.63%	(3)

Supplemental Data and Ratios
Net assets, end of period	$38,921,283
Ratio of expenses to weighted average net assets before waivers(5)	2.18%	(4)
Ratio of expenses to weighted average net assets after waivers(5)	1.79%	(4)
Ratio of net investment loss to weighted average net assets before waivers(5)	(1.65)%	(4)
Ratio of net investment loss to weighted average net assets after waivers(5)	(1.26)%	(4)
Portfolio turnover rate	4.81%	(3)

(1) Commencement of operations.
(2) Calculated using average shares outstanding method.
(3) Not annnualized.
(4) Annnualized.
(5) Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Fund’s investments.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2015 (Unaudited)

1.	Organization
The USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets.  The Fund pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”).  The Advisor is a registered investment adviser with the Securities and Exchange Commission.

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities.  Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees or a performance allocation on gains.

The Advisor and the Fund have engaged each of Anchor Capital Advisors LLC (“Anchor Capital”) and SKBA Capital Management, LLC (“SKBA Capital”) as sub-advisors to the Fund.  Anchor Capital intends to invest according to a mid-cap value oriented investment strategy.  SKBA Capital intends to invest according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America.  Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses.  These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Trustees, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board.  The Fund indirectly bears its portion of the expenses of the Underlying Funds.  Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

C. Investments in Underlying Funds
In accordance with the terms of the Fund’s Prospectus, the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Underlying Fund agreements.  Generally, the Underlying Fund Managers have the ability to suspend redemptions.

Certain Underlying Funds charge annual management fees ranging from 0.46% to 2.5% of an Underlying Fund’s net assets.  The Underlying Funds may also charge performance allocations of up to 20% of their net profits as defined by the respective Underlying Fund’s offering document.

The Underlying Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets.  However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund.

D. Investment Valuation
In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, US Bancorp Fund Services, LLC and an officer of the Fund.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of an Underlying Fund Manager.  The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value..

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to a Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended, each mutual fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

E. Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value
The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the Statement of Assets and Liabilities.

G. Income Taxes
The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP.  This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions.  Management is not aware of any exposure to uncertain tax positions that could require accrual.

H.  Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  New Accounting Pronouncement
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”.  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  The Fund elected to adopt ASU 2015-07 as of and for the period ended September 30, 2015.  Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within Note 8.

3.	Investment Transactions
For the period from July 1, 2015 through September 30, 2015, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $39,500,309 and $1,454,295 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an Investment Advisory Agreement with USCA Asset Management LLC. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s net assets.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets.  In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect at least until June 1, 2016, unless the Board approves its modification or termination.  After June 1, 2016, the Expense Limitation Agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

The Advisor has engaged Anchor Capital and SKBA Capital, each a registered investment advisor with the SEC under the Advisers Act.  Under the terms of the Sub-Advisor Agreement for Anchor Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 1.0% of the first $3 million of net assets allocated to the sub-advisor (“Sub-Advisor Assets”) and 0.50% of the Sub-Advisor Assets in excess of $3 million. Under the terms of the Sub-Advisor Agreement for SKBA Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 0.57% of Sub-Advisor Assets.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation.  The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as such.

All of the Officers of the Fund are affiliated with the Advisor. Such Officers receive no compensation from the Fund for serving in their respective roles.  The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions
The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, they will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31.  Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The first offer to repurchase shares from shareholders is expected to occur on September 30, 2016.

The Fund has 41,685 shares outstanding at September 30, 2015.

7.	Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk.  Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity.  The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

8.   Fair Value of Financial Instruments
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

	Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
Common Stock (a)	$2,364,532	$—	$—	$2,364,532
Registered Investment Companies (b)	—	—	—	8,062,474
Private Investment Companies (b)	—	—	—	25,320,883
Short Term Investments (c)	4,220,004	—	—	4,220,004
	$6,584,536	$—	$—	$39,967,893

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at September 30, 2015.

During the period ended September 30, 2015, there were no transfers between Level 1, Level 2 or Level 3.

9.    Subsequent Events
The Fund has not identified any additional subsequent events requiring financial statement disclosure as of November 24, 2015.

USCA All Terrain Fund
Additional Information
September 30, 2015 (Unaudited)

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12 month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Offering Memorandum includes additional information about the  Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund
Board Approval of Investment Advisory and Sub-Advisory Agreements
September 30, 2015 (Unaudited)

In connection with the organizational meeting held on April 8, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the USCA All Terrain Fund (the “Trust” or the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between USCA Asset Management LLC (“USCA”) and the Trust. The Board further considered the approval of the sub-advisory agreement between Anchor Capital Advisors LLC (“Anchor”), USCA and the Trust, and the sub-advisory agreement between SKBA Capital Management, LLC (“SKBA”), USCA and the Trust (each a “Sub-Adviser Agreement” and together with the Advisory Agreement the “Advisory Agreements”). In considering the approval of each of the Advisory Agreements, the Trustees received materials specifically relating to the Fund, USCA, Anchor, SKBA and each of the Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each of the Advisory Agreements.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. As the Fund did not yet have any performance history, the Board considered the performance of two existing fund strategies, both managed by USCA (the “Existing Funds”). The Board reviewed the strategy and returns presented for each. The Board also considered its earlier discussions with the portfolio manager for the Fund, which included a discussion of how the portfolio manager selects investments and his background and experience. In response to questions from the Board, the portfolio manager for the Existing Funds, explained how the Existing Funds’ two strategies compared to the Fund’s noting that components of each would be utilized for the Fund. After discussion, the Board determined that, based on the prior performance of the two strategies and the credentials of the Fund’s portfolio manager, the performance of the Fund will be consistent with its objectives and satisfactory.

Nature, Extent and Quality of Service. The Board next considered the nature, extent, and quality of the services to be provided. The Board reviewed the responses provided in the 15(c) request for information (the “15(c) Questionnaire”), which included a discussion of USCA’s practices for monitoring compliance, allocation methods, and legal or regulatory history. The 15(c) Questionnaire also included the biographical information for the Fund’s portfolio manager, President, Chief Compliance Officer and Treasurer. The Board discussed the credentials of each, noting the portfolio manager’s over 30 years of experience and the President’s previous hedge fund experience. In response to a question from the Board, the Fund’s President explained that the portfolio manager is an employee and registered representative of USCA’s parent company. He then explained the corporate structure of USCA, noting that all personnel were employees of the parent company. He confirmed the continuity of the Fund’s relationship with USCA if the portfolio manager were to leave and that USCA had sufficient personnel and resources to service the Fund. The Board discussed the terms of the proposed Advisor Agreements, noting that each was for an initial 2-year period and subject to annual approval thereafter.

Fees & Expenses. The Board next considered the proposed management fee of 0.75%. It noted that this was below the peer average of 1.15%. The Board noted that the peer group ranged from 0.75% to 1.50% and that the proposed fee compared favorably to this group. The Board reviewed the composition of the peer group and discussed the method for selecting peers which included 10 funds with similar strategies and asset bases to the anticipated asset base of the Fund.  They also discussed the fact that the Fund, not USCA, will pay all sub-adviser fees, and how that will impact expenses.

Profitability. The Board also considered estimated net profits to USCA from its relationship with the Fund of 16.5%. They noted that this was less than the typical ration for a Fund, taking into consideration start-up costs. The Board discussed the start-up costs and entrepreneurial risk to USCA and concluded that the anticipated profits were reasonable in light of these costs.  USCA stated that it did not anticipate realizing any immediate economies of scale and the Board noted that any such economies of scale would be realized later as the Fund grew in size.

The Board then considered each Sub-Adviser Agreement. The Board noted that each Sub-Adviser Agreement provided for the Fund to pay each of Anchor and SKBA directly, rather than USCA paying each from a portion of its management fee. They discussed with USCA the reasons for this arrangement.

The Board reviewed the proposed Sub-Advisory Agreement with SKBA, noting that USCA has a high degree of confidence with SKBA and its investment management abilities from its previous dealings with SKBA. The Board agreed that the 15c Questionnaire indicates that SKBA has the ability to provide quality services to the Fund. The Board then reviewed the performance information provided for other accounts managed by SKBA in the 15c Questionnaire materials and concluded that such returns were reasonable. The Board next considered the proposed fee of 0.57%. They noted that USCA had negotiated a lower rate than was charged to other clients, and the Board expressed its gratitude that USCA was able to negotiate such a favorable fee. In response to a question from the Board, independent legal counsel explained that the management fee shown in the Fund’s prospectus is a blended rate of USCA’s, SKBA’s and Anchor’s advisory fees. The Board considered the impact of SKBA’s fees on the total fee ratio for the Fund and concluded that it was reasonable. The Board next considered SKBA’s expected profitability from its relationship with the Fund, noting that SKBA did not did not anticipate making a profit in the first year, but hoped to be profitable in the near term.

The Board then reviewed the proposed Sub-Advisory Agreement with Anchor. The Board considered the firms business, noting it had assets under management of approximately $6 billion as of December 31, 2014. It also noted that Anchor reported no material compliance matters or litigation issues. The Board noted that Anchor, as with SKBA, had its own errors and omissions insurance coverage for its directors and officers. Based on its consideration, and on the recommendation of USCA, the Board concluded that Anchor appeared qualified to act as a sub-adviser to the Fund and could provide quality services to the Fund. The Board then considered Anchor’s proposed sub-advisory fee of 1.00%, noting that this reflects Anchor’s standard fee rate applicable to all its clients with assets of less than $1 million. The Board also discussed the scheduled fee breakpoints that the Fund would benefit from as assets grow. The Board discussed the anticipated profits to Anchor from its relationship with the Fund, considered the additional regulatory compliance obligations associated with a registered product and determined the anticipated profits were reasonable.

Conclusion. Having requested and received such information from USCA, SKBA and Anchor as the Trustees believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreements is in the best interests of the Trust and the future shareholders of the Fund.

USCA All Terrain Fund
Privacy Notice

FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number	▪ Purchase History
▪ Assets	▪ Account Balances
▪ Retirement Assets	▪ Account Transactions
▪ Transaction History	▪ Wire Transfer Instructions
▪ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-601-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for non-affiliates to market to you
    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ USCA All Terrain Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ USCA All Terrain Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ USCA All Terrain Fund does not jointly market.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15-07/31/15	0	0	0	0
Month #2 08/01/15-08/31/15	0	0	0	0
Month #3 09/01/15-09/30/15	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USCA All Terrain Fund

By (Signature and Title)	/s/ Phil Pilibosian
Phil Pilibosian, President

Date	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Phil Pilibosian
Phil Pilibosian, President

Date	November 24, 2015

By (Signature and Title)	/s/ Ivana Shumberg
Ivana Shumberg, Treasurerr

Date	November 24, 2015